EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT


THIS AGREEMENT is made and entered into this 30s day of June, 2007, by and between Big Plants Media Corp, hereinafter collectively referred to as the "Seller" and Medivisor, Inc., and/or assigns and/or nominees, hereinafter collectively referred to as the "Purchaser" (the term `Purchaser" shall extend to in the first instance the original Purchaser named herein and also the assigns of such Purchaser);

WITNESSETH:

WHEREAS, the Seller is the record owner and holder of the issued and Outstanding shares of the capital stock of Big Pants Media Corp, hereinafter referred to as the "Corporation", a New York corporation, which Corporation has issued capital stock of _____ shares of $0 par value common stock, and

WHEREAS, the Purchaser desires to purchase all of the issued and outstanding capital stock of the Corporation (referred to as the "Corporation's Stock"), and the Seller desires to sell or cause to be sold all of the Corporation's stock, upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Corporation's Stock aforementioned, it is hereby agreed as follows:

1.   PURCHASE AND SALE: CLOSING.

     a. Purchase and Sale of Corporation's Stock. Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, the Seller shall sell, convey and transfer, or cause to be sold, conveyed or transferred, all of the Corporation's Stock and deliver to the Purchaser certificates representing such stock and the Purchaser shall purchase from the Seller the Corporation's Stock in consideration of the purchase price set forth in Section 2 and Exhibit "A" of this Agreement. The certificates representing the Corporation's Stock shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in blank, in either case with signatures guaranteed in the customary fashion, and shall have all the necessary documentary transfer tax stamps affixed thereto at the expense of the Seller.

     b. Procedure for Closing. The closing of the transactions contemplated by this Agreement (the "Closing"), shall be held on the 31st day of May, 2007 ant 326 Walt Whitman Rd, Huntington Station, NY 11746 or such other place, date and time as the parties hereto may otherwise agree (such date to be referred to in this Agreement as the "Closing Date").

2. AMOUNT AND PAYMENT OF PURCHASE PRICE. The total consideration and method of payment thereof are fully set out in Exhibit "A" attached hereto and made a part hereof.


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3.   REPRESENTATIONS  AND  WARRANTIES  OF SELLER.  Seller  hereby  warrants  and represents:

     a. Organization and Standing. Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the corporate power and authority to carry on its business as it is now being conducted. A true and correct copy of:

          i. its Certificate of Incorporation and all amendments thereto to date certified by the Secretary of State of the State of New York, and

          ii. its Bylaws as now in effect, will be delivered by Seller to the Purchaser prior to the Closing Date. The Corporation's minute books will be made available to the Purchaser and its representatives at any reasonable time or times prior to the Closing for inspection and will be complete and correct as of the date of any such inspection.

     b. Capitalization. The authorized capital stock of the Corporation consists of shares of $ 0 par value common stock.

     c.   Restrictions on Stock.

          i. Neither the Corporation nor Seller is a party to any agreement, written or oral, creating rights in respect to the Corporation's Stock in any third person or relating to the voting of the Corporation's Stock.

          ii.  Seller is the lawful owner of all the  Corporation's  Stock, free
               and  clear  of  all  security  interests,   liens,  encumbrances,
               equities and other charges.

          iii. There are no existing warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature; calls or rights to subscribe of any character relating to the capital stock of the Corporation, nor are there any securities convertible into such stock.

     d.   Subsidiaries. The Corporation has no subsidiaries.

     e. Authority Relative to this Agreement. Except as otherwise stated herein. the Seller has full power and authority to execute this Agreement and carry out the transactions contemplated by it and no further action is necessary by the Seller to make this Agreement valid and binding upon Seller and enforceable against it in accordance with the terms hereof, or to carry out the actions contemplated hereby. The execution, delivery and performance of this Agreement by the Seller will not:

          i. constitute a breach or a violation of the Corporation's Certificate of Incorporation, By-Laws, or of any law, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which it is a party, or by which it is bound;

          ii. constitute a violation of any order, judgment or decree to which it is a party or by which its assets or properties are bound or affected; or


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          iii. result in the creation of any lien,  charge or  encumbrance  upon its assets or properties, except as stated herein.

     f. Financial Statements. Seller is furnishing financial statements of the Corporation as an inducement to Purchaser to purchase the Corporation's Stock and accordingly, Seller warrants and represents the financial operating history or condition of the Corporation as indicated by the financial statements turned over to Purchaser. Moreover, Seller warrants and represents that at closing the Corporation and the Corporation's Stock will not be subject to any liability save and except those specifically enumerated in Exhibit "B" attached hereto and made a part hereof.

          To the extent that liabilities are discovered by Purchaser after Closing which relate to events prior to Closing, Seller shall be responsible to forthwith pay such liabilities, including income tax liabilities in cash within fifteen (15) days thereof, or alternatively, if Seller objects to such liabilities in good faith, litigate the issue and indemnify and save harmless Purchaser from any claim for such liability This indemnification as it relates to income tax liabilities of the Corporation shall terminate on the tenth (10th) day after the expiration of the applicable period of limitations on assessments and collections applicable to such taxes under the Internal Revenue Code. Moreover, the aforementioned indemnity shall not apply to any tax liability which may occur by reason of actions taken by the Purchaser including, but not limited to, the liquidation of the Corporation.

     g. Tax Matters. The Corporation has timely prepared and filed all federal, state and local tax returns and reports as are and have been required to be filed and all taxes shown thereon to be due have been paid in full.

     h. Litigation. The Corporation is not a party to any litigation, proceeding or administrative investigation and to the best knowledge of the Seller none is pending against the Corporation or its properties.

     i. Properties. The Corporation has good and merchantable title to all of its properties and assets which are those properties and assets set out in Exhibit "C" attached hereto and made a part hereof. At closing, such properties and assets will be subject to no mortgage, pledge, lien, conditional sales agreement, security agreement, encumbrance or charge, secured or unsecured, except for real estate taxes and tangible personal property taxes which shall be prorated as of the date of closing, or those specifically set out in Exhibit "B"

     j. Compliance with Applicable Laws. None of the Corporation's actions are prohibited by or have violated or will violate any law in effect on the date of this Agreement or on the date of closing. None of the actions of the Corporation shall conflict with or result in any breach of any of the provisions of, or constitute a default under, or result in the creation of any lien, security interest, charge or encumbrance upon the capital stock of the Corporation, or upon any of the assets of the Corporation, under the provisions of the Certificate of Incorporation or Bylaws or any indenture, mortgage, lease, loan agreement or other agreement to which the Corporation and/or the Seller is a party or by which the capital stock or properties and assets of the Corporation are bound to effect it.


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          The Corporation is in compliance with all applicable laws,  including, but not limited to, corporate laws, zoning regulations, restaurant and beverage laws and regulations, if applicable, city, and/or county and state occupational laws and regulations, internal revenue laws, and any and all other laws which may effect the operation or liability of the Buyers herein.

     k. Documents for Review. The Corporation's documents enumerated in Exhibit "D", attached hereto and made a part hereof, are true, authentic, and correct copies of the originals, or, if appropriate, the originals themselves, and no alterations or modifications thereof have been made.

4. REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER. Seller and Purchaser hereby represent and warrant that there has been no act or omission by Seller, Purchaser or the Corporation which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

5.   TRANSACTIONS PRIOR TO THE CLOSING. Seller hereby covenants the following:

     a. Conduct of Corporation's Business Until Closing. Except as Purchaser may otherwise consent in writing prior to the Closing Date, Seller will not enter into any transaction, take any action or fail to take any action which would result in, or could reasonably be expected to result in or cause, any of the representations and warranties of Seller contained in this Agreement, to be not true on the Closing Date.

     b. Resignations. Seller will deliver to Purchaser prior to the Closing Date the resignation of each director and officer of the Corporation, each such resignation to be effective on the Closing Date, if requested by buyer.

     c. Satisfactions. Seller will deliver to Purchaser on the Closing Date a satisfaction from any mortgage and lien holder of the Corporation's property, satisfactory in form and substance to the Purchaser and his counsel indicating that the then outstanding unpaid principal balance of any promissory note secured thereby has been paid in full prior to or simultaneously with the Closing.

     d. Advice of Changes. Between the date hereof and the Closing Date, Seller will promptly advise Purchaser in writing of any fact which, if existing or known at the date hereof, would have been required to be set forth herein or disclosed pursuant to this Agreement, or which would represent a material fact the disclosure of which would be relevant to the Purchaser.

6. EXPENSES. Each of the parties hereto shall pay its own expense in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of its counsel and its certified public accountants and other experts.

7. GENERAL. a. Survival of Representations and Warranties. Each of the parties to this Agreement covenants and agrees that the Seller's representations, warranties, covenants and statements and agreements contained in this



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     g.   Conditions  Precedent.  The Conditions Precedent to the enforceability of this Agreement are outlined in Exhibit "E", attached hereto and made a part hereof. In the event that said Conditions Precedent are not fulfilled by the appropriate dates thereof, this Agreement shall be deemed null and void and any deposits paid shall be returned to the Purchaser forthwith.

     h. Contractual Procedures. Unless specifically disallowed by law, should litigation arise hereunder, service of process therefore may be obtained through certified mail, return receipt requested; the parties hereto waiving any and all rights they may have to object to the method by which service was perfected.

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto and signed by an officer thereunto duly authorized and attested under the corporate seal by the Secretary of the corporate party hereto, all on the date first above written.

Signed, sealed and delivered in the presence of:

(CORPORATE SEAL)
                                       By:
____________________________________   _________________________________________
Witness                               (It's President Sole Officer


____________________________________
Witness


                                       Big Pants Media

____________________________________   _________________________________________
Witness                                Seller


____________________________________
Witness

                                       Medivisor Inc.


____________________________________   _________________________________________
Witness                                Buyer


____________________________________
Witness

EXHIBIT "A"

AMOUNT AND PAYMENT OF PURCHASE PRICE

a. Consideration. As total consideration for the purchase and sale of the Corporation's Stock, pursuant to this Agreement, the Purchaser shall pay to the Seller the sum of 50.000 restricted two years shares of Medivisor Inc. valued at present at $85,000.00 such total consideration to be referred to in this Agreement as the "Purchase Price".

     ii. Stock certificate of Purchaser in the amount of 50.000 shares to be delivered to Seller upon Seller's examination and approval of the books and records of the Corporation.

     iii. Stock of Purchaser in the amount of 50,000 shares to be delivered to Seller at closing

c. In the event that the Purchaser, after a complete review of the Corporation's books, records, financial statements, sales tax receipts, bank statements, check books, and any other document required by Purchaser to verify the standing, status or performance of the Corporation, does not approve said purchase, then in that event, all deposits paid to that date shall be returned to Purchaser with no further liability, responsibility or obligation.

 EXHIBIT "B"
 PROPERTIES AND ASSETS OF CORPORATION

 EXHIBIT "C" DOCUMENTS FOR REVIEW
i.   Corporate Articles of Incorporation
ii.  Corporate Bylaws
iii. Corporate Minutes and Resolutions
iv.  Financial and Operating Statements
v.   Income Tax Returns
vi.  Accounts Receivable and Payable Ledgers

g. Conditions Precedent. The Conditions Precedent to the enforceability of this Agreement are outlined in Exhibit "E", attached hereto and made a part hereof. In the event that said Conditions Precedent are not fulfilled by the appropriate dates thereof, this Agreement shall be deemed null and void and any deposits paid shall be returned to the Purchaser forthwith.

h. Contractual Procedures. Unless specifically disallowed by law, should litigation arise hereunder, service of process therefore may be obtained through certified mail, return receipt requested; the parties hereto waiving any and all rights they may have to object to the method by which service was perfected.

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto and signed by an officer thereunto duly authorized and attested under the corporate seal by the Secretary of the corporate party hereto, all on the date first above written

Signed, sealed and delivered in the presence OF:

(CORPORATE SEAL)



/s/                                    By: /s/
____________________________________   _________________________________________
Witness                                (It's President SOLE OFFICER)


____________________________________
Witness


                                       Big Pants Media


/s/                                    /s/
____________________________________   _________________________________________
Witness                                Seller


____________________________________
Witness


                                       Medivisor Inc.


/s/                                    /s/
____________________________________   _________________________________________
Witness                                Buyer